--------------------------------------------------------------------------------
CLOSED END
--------------------------------------------------------------------------------

ACM Government
Income Fund

Semi-Annual Report
June 30, 2000

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                          o   Are Not FDIC Insured
                          o   May Lose Value
                          o   Are Not Bank Guaranteed
                          ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 24, 2001

Dear Shareholder:

This report provides you with strategy, performance and outlook of ACM Government Income Fund (the "Fund") for the semi-annual reporting period ended June 30, 2001.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by foreign governments. Additionally, the Fund may utilize other investment instruments, including options and futures.

Investment Performance

The following table shows how the Fund performed over the past six- and 12-month periods ended June 30, 2001. For comparison, we have included the performance of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

INVESTMENT RESULTS*
Periods Ended June 30, 2001

                                                          ----------------------
                                                               Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
ACM Government Income Fund (NAV)                            1.76%       13.96%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                        3.62%       11.23%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of June 30, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The Index does not reflect fees and expenses. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including ACM Government Income Fund.

      Additional investment results appear on pages 6-8.

During the six-month period ended June 30, 2001, the Fund underperformed its benchmark due to a combination of our longer-maturity Treasury securities, select emerging market holdings and our high-yield positions. For the 12-month period, the Fund outperformed the benchmark due to our U.S. Treasury and emerging-market allocations and to security selection within both of those sectors. Both sectors outperformed significantly in the last half of 2000 relative to the fixed income sectors that make up the index.

The yield curve steepened during the six-month period ended June 30, 2001


--------------------------------------------------------------------------------
                                                  ACM GOVERNMENT INCOME FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

as the Federal Reserve aggressively lowered interest rates, Congress passed tax cuts and investor sentiment moved toward prospects for a recovery in the second half of the year. Longer-maturity Treasuries suffered as a result and underperformed shorter-term Treasury securities during the past six months.

Our high-yield allocation also underperformed relative to the benchmark, which holds only investment-grade securities. Continued weakness in high yield, particularly in the telecommunications sector, negatively affected this sector. Also dampening performance were certain holdings in the emerging markets. Although the emerging markets as a group performed well during the period, our Latin American holdings consisted of the two poorest-performing countries:
Argentina and Brazil.

Market Overview

Global economic growth continued to decelerate through the first half of 2001 following a historic period of expansion. In the U.S., restrained consumer spending, inventory reductions, shrinking investment and weaker export performance significantly slowed the economy. With underlying inflationary pressures subdued, the U.S. Federal Reserve lowered interest rates 300 basis points from 6.50% to 3.50% (year-to-date) to help stimulate the economy. Growth for the first half of 2001 slowed to an estimated 1.0% compared with 1.6% in the last half of 2000.

The aggressive easing of monetary policy motivated investors to take on more credit risk, reducing the attraction of U.S. government bonds. For the six-month period, U.S. Treasuries returned 1.95%; longer-maturity Treasuries underperformed, returning -0.41%. The traditional fixed-income markets as measured by the Lehman Brothers Aggregate Bond Index returned 3.62%, with corporates outperforming at 5.38%, followed by asset-backed securities (ABS) at 4.41%, mortgage-backed securities (MBS) at 3.78%, collateralized mortgage-backed securities (CMBS) at 3.43% and agencies at 3.06%. The yield curve steepened significantly during the period as short-term interest rates declined and long-term interest rates increased. Two-year yields, which briefly traded below 4.00%, ended the period at 4.24%, down 85 basis points from the beginning of the year. Thirty-year Treasuries ended the period at 5.76%, up 30 basis points in the first half of 2001.

The emerging markets sector performed well during the period, despite a weaker global environment and increased volatility emanating from Turkey and Argentina. Emerging-market debt posted a positive return of 5.52% for the period. Most individual country returns were positive during the period, with Russia posting the largest gain, 28.63%, as it continued to benefit from economic reforms. Colombia, returning 18.92%, was also a top performer. Individual outperformers in the Latin American region included Ecuador, 16.75%, and Panama at 12.73%. Qatar, at 15.60% and the Philippines, 13.37%, also provided strong returns. Underperformers for the period included Argentina at -6.66% and Brazil at -0.21%. (All numbers represent the country components of the J.P. Morgan Emerging Markets Bond Index Plus.)


--------------------------------------------------------------------------------
2 o ACM GOVERNMENT INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

During the period, emerging market focus was on Argentina, where concerns that the country would not be able to meet debt payments contributed to market volatility. A $29.25 billion debt swap in early June far exceeded expectations, leading to a short-term market rally. Although the debt swap was likely to increase Argentina's overall debt burden, it began to ease concerns over near-term financing. On June 15, Argentina's Finance Minister Cavallo announced much-needed economic measures to cut spending and balance Argentina's budget amidst a backdrop of a slump in tax revenues and a prolonged recession.

Investment Strategy

The investment strategy for the Fund was modified during the first half of 2001. With aggressive easing of monetary policy, a steep yield curve and improving global liquidity, we shifted a modest share of the Fund's allocation from Treasuries toward credit sectors. As a result, the Fund increased its exposure to both investment-grade and higher-yielding corporate securities at the expense of Treasury and agency debt. Added to the Fund were corporate holdings that reflected a concentration in the telecommunications and finance sectors (AT&T Wireless Group, Charter Communications Holdings, Sanwa Bank Ltd., Telus Corporation, Adelphia Communications, Nextel Communications, Inc., Worldcom, Inc. and Pemex Project). In addition, as a result of changing liquidity patterns in the fixed-income markets over the past few years, we diversified our credit-sensitive exposure and increased the number of positions held to meet our allocation. We expect that this focus on diversification will continue for some time.

Within the Treasury sector, we continued to hold long-maturity, high-coupon securities in anticipation of further Treasury buybacks. The maturity of our Treasury securities remained in the intermediate to long spectrum of the yield curve. We also maintained our positions in U.S. Treasury strips and eliminated our agency holdings.

Within the emerging-market sector, we continued to hold a relatively diversified array of holdings. We did, however, modestly reduce our allocation since our last report. Our holdings outside of Latin America included Russia, Bulgaria, the Philippines and Turkey. In Latin America, the Fund held positions in Argentina, Brazil, Colombia, Ecuador and Panama.

Emerging market focus is currently on Argentina's political and liquidity crises. In our view, the key policy measures are manageable and close to implementation. Our outlook for Argentina is that the politicians will accept necessary spending cuts and that the government will find a way to replace their current bi-weekly borrowings with a single, longer-term debt instrument. If these events occur, the government will not have to issue debt for approximately one year. Although all emerging markets have shown an escalation of risk and volatility in response to Argentina, we remain cautiously optimistic. This is because, compared with earlier periods, there is less leverage in the global financial


--------------------------------------------------------------------------------
                                                  ACM GOVERNMENT INCOME FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

system and greater economic and financial flexibility due to the implementation of floating exchange rates throughout the world.

The Fund's investment strategy will continue to focus on yield and credit at the expense of Treasuries and agencies. Increased global liquidity and a positively sloped yield curve will be positive factors for corporate securities. Corporate industries likely to outperform over the next few months include utilities, telecommunications and banks. While our outlook for the corporate sector is positive, security selection is imperative in the face of continued corporate earnings disappointments.

We will continue to invest a portion of the Fund in a diversified basket of select emerging market securities. In the longer term, we have a positive view on the emerging-market sector, given our belief that global growth will recover. We are cautiously optimistic that the global business downturn will trough in the second half of 2001 as the U.S. returns to a positive growth mode. However, we will continue to closely monitor near-term events, and Argentina in particular.

Outlook

Interest rate cuts by the Federal Reserve and tax cuts by Congress lead us to believe that economic activity in the U.S. troughed during the second quarter and that a modest recovery will commence during the third quarter. While the Federal Reserve currently maintains an easing bias, additional interest rate cuts will depend on economic activity over the next few months. We expect the recovery to be very gradual, as the unwinding of the unprecedented wave of corporate overinvestment continues, profitability remains under pressure and household debt burdens are high. We estimate U.S. growth to be 1.2% for 2001. Interest rates will remain low in this environment, with a positively sloped yield curve.

In August 2001, Argentina received an $8 billion aid package from the International Monetary Fund (IMF), with $3 billion of the new loan specifically dedicated to assisting in a voluntary debt exchange, mitigating near-term risk. The new aid package indicates that the U.S. Treasury will pursue an active role in seeking a long-term sustainable solution in Argentina and we believe further measures await. A zero deficit strategy was endorsed by the Argentine government at the end of July and they are on track to meet this fiscal target for the month of August. However, interest rates must come down if the policy is to be sustainable in the fourth quarter. We expect plans for a more sustainable debt program to be announced in the coming weeks, and we will continue to monitor the situation.

Impending Name Change

Effective August 31, 2001, the Fund's name will change to ACM Income Fund, Inc. The Board of Directors approved the name change at the recommendation of Alliance Capital Management L.P., the Fund's investment adviser, in order to enable the Fund to maintain the investment flexibility afforded by its current fundamental investment policy of investing at least 65% of its total assets in U.S. government securities while complying


--------------------------------------------------------------------------------
4 o ACM GOVERNMENT INCOME FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

with the new Securities and Exchange Commission (SEC) rules regarding fund names. In connection with the new rule, the Board of Directors has also adopted a non-fundamental investment policy, which may not be changed without 60 days prior written notice to shareholders, to invest, under normal circumstances, at least 80% of its net assets in income producing securities. As virtually all of the Fund's investments are income-producing, the adoption of this new policy will not have any impact on the management of the Fund's portfolio.

Thank you for your continued interest and investment in ACM Government Income Fund. We look forward to reporting its progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

[PHOTO OMITTED]     John D. Carifa

[PHOTO OMITTED]     Wayne D. Lyski

Wayne D. Lyski, Portfolio Manager, has over 27 years of investment experience.


--------------------------------------------------------------------------------
                                                  ACM GOVERNMENT INCOME FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ACM GOVERNMENT INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
6/30/91 TO 6/30/01

ACM Government Income Fund (NAV): $24,457
Lehman Brothers Aggregate Bond Index: $21,328

[The following table was represented as a mountain chart in the printed material.]

                              ACM Government                Lehman Brothers
                               Income Fund                Aggregate Bond Index
-------------------------------------------------------------------------------
    6/30/91                      $10,000                         $10,000
    6/30/92                      $11,627                         $11,404
    6/30/93                      $13,967                         $12,748
    6/30/94                      $12,940                         $12,582
    6/30/95                      $14,495                         $14,161
    6/30/96                      $16,400                         $14,871
    6/30/97                      $20,090                         $16,083
    6/30/98                      $21,659                         $17,779
    6/30/99                      $19,287                         $18,338
    6/30/00                      $21,461                         $19,175
    6/30/01                      $24,457                         $21,328


This chart illustrates the total value of an assumed $10,000 investment in ACM Government Income Fund at net asset value (NAV) (from 6/30/91 to 6/30/01) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index.

When comparing ACM Government Income Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including ACM Government Income Fund.


--------------------------------------------------------------------------------
6 o ACM GOVERNMENT INCOME FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ACM GOVERNMENT INCOME FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                              [BAR CHART OMITTED]

           ACM Government Income Fund (NAV)-Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                             ACM Government             Lehman Brothers
                            Income Fund (NAV)        Aggregate Bond Index
--------------------------------------------------------------------------------
      6/30/92                     16.27%                    14.04%
      6/30/93                     20.12%                    11.78%
      6/30/94                     -7.36%                    -1.30%
      6/30/95                     12.02%                    12.55%
      6/30/96                     13.14%                     5.02%
      6/30/97                     22.50%                     8.15%
      6/30/98                      7.81%                    10.54%
      6/30/99                    -10.95%                     3.15%
      6/30/00                     11.28%                     4.56%
      6/30/01                     13.96%                    11.23%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. It includes Treasury, agency and corporate bond issues, as well as mortgage-backed securities. The Index does not reflect fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including ACM Government Income Fund.


--------------------------------------------------------------------------------
                                                  ACM GOVERNMENT INCOME FUND o 7

------------------
PORTFOLOIO SUMMARY
------------------

PORTFOLIO SUMMARY
June 30, 2001 (unaudited)

INCEPTION DATE          PORTFOLIO STATISTICS

8/28/87                 Net Assets ($mil): $1,353.1

SECURITY TYPE

    66.9% Treasury
    17.0% Corporate
    13.1% Sovereign                 [PIE CHART]
     2.6% Preferred Stock

     0.4% Time Deposit

COUNTRY BREAKDOWN

    84.1% United States
     4.2% Russia
     3.5% Argentina
     2.4% Mexico
     2.1% Turkey
     1.6% United Kingdom
     1.0% Canada
     0.5% Brazil
     0.1% Colombia                  [PIE CHART]
     0.1% Ecuador
     0.1% Korea
     0.1% Panama
     0.1% Philippines
     0.1% Bulgaria
     0.0% Cayman Islands*
     0.0% Ukraine*
     0.0% Egypt*
     0.0% Peru*

*    Less than .05%

     All data as of June 30, 2001. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ACM GOVERNMENT INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2001 (unaudited)

                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS-98.6%
U.S. Treasury Bonds-52.4%
   6.25%, 5/15/30(a)(b) ..................            $ 96,900    $  102,637,449
   8.125%, 8/15/19(a) ....................              72,665        90,478,825
   8.875%, 8/15/17(a) ....................              67,000        87,948,220
   12.00%, 8/15/13(a) ....................              73,000       101,025,430
   12.50%, 8/15/14(a) ....................              70,300       102,351,879
   13.25%, 5/15/14(a) ....................             150,000       223,968,000
                                                                  --------------
                                                                     708,409,803
                                                                  --------------
U.S. Treasury Strips-42.6%
   Zero coupon, 5/15/12(a) ...............             246,900       133,397,601
   Zero coupon, 8/15/12 ..................              78,000        41,365,740
   Zero coupon, 5/15/15(a) ...............             140,000        61,374,600
   Zero coupon, 2/15/16(b) ...............             203,400        84,968,316
   Zero coupon, 5/15/17(a) ...............             407,000       156,841,520
   Zero coupon, 11/15/21(a) ..............             336,750        98,341,102
                                                                  --------------
                                                                     576,288,879
                                                                  --------------
U.S. Treasury Notes-3.6%
   4.625%, 5/15/06(a) ....................              30,000        29,587,500
   5.00%, 2/15/11(a) .....................              20,000        19,403,000
                                                                  --------------
                                                                      48,990,500
                                                                  --------------
Total U.S. Government Obligations
   (cost $1,339,265,037) .................                         1,333,689,182
                                                                  --------------

CORPORATE DEBT OBLIGATIONS-25.0%
Canada-1.5%
Telus Corp.
   8.00%, 6/01/11(c) .....................              20,000        20,479,220
                                                                  --------------

Cayman Islands-0.0%
Petrobras International Finance
   9.75%, 7/06/11(d) .....................                 500           498,745
                                                                  --------------

Korea-0.1%
Hanvit Bank
   12.75%, 3/01/10(d) ....................               1,000         1,075,000
                                                                  --------------

Mexico-0.1%
Grupo Iusacell S.A. de C.V.
   14.25%, 12/01/06(c) ...................                 200           213,000
Innova S De R. L.
   12.875%, 4/01/07(c) ...................                 900           830,032
                                                                  --------------
                                                                       1,043,032
                                                                  --------------


--------------------------------------------------------------------------------
                                                  ACM GOVERNMENT INCOME FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

United Kingdom-1.2%
NTL Communications Corp.
   9.75%, 4/15/09(c) .....................         GBP 26,300       $ 15,556,081
                                                                    ------------

United States-22.1%
Adelphia Communications
   10.25%, 6/15/11(c) ....................           $ 10,000          9,900,000
   10.875%, 10/01/10(c) ..................              8,000          8,140,000
AT&T Wireless Group
   8.75%, 3/01/31(d) .....................             20,000         20,834,820
Calpine Corp.
   8.50%, 5/01/08(c) .....................             55,000         53,690,780
Charter Communications Holdings
   10.00%, 5/15/11(d) ....................              7,600          7,752,000
   10.75%, 10/01/09(c) ...................              9,655         10,210,163
   11.75%, 5/15/11(d)(e) .................             10,000          5,850,000
Delhaize America, Inc.
   9.00%, 4/15/31(d) .....................             11,000         11,997,986
HSBC Capital Funding FRN
   10.176%, 12/31/49(d)(e) ...............             45,000         55,767,015
McCaw International Ltd.
   13.00%, 4/15/07(c)(e) .................                500            142,500
Nextel Communications, Inc.
   9.375%, 11/15/09(c) ...................              7,780          6,185,100
   9.95%, 2/15/08(c)(e) ..................              7,000          4,392,500
   10.65%, 9/15/07(c)(e) .................             13,000          9,213,750
Pemex Project
   9.125%, 10/13/10(d) ...................                500            530,625
Sanwa Bank Ltd.
   7.40%, 6/15/11(c) .....................             37,500         36,227,325
U.S. Airways Group, Inc.
   Zero coupon, 7/20/19(d) ...............             39,942         34,150,366
Worldcom Inc.
   8.25%, 5/15/31(c) .....................             25,000         24,588,474
                                                                    ------------
                                                                     299,573,404
                                                                    ------------
Total Corporate Debt Obligations
   (cost $347,907,487) ...................                           338,225,482
                                                                    ------------

SOVEREIGN DEBT OBLIGATIONS-19.4%
Sovereign Debt Securities-19.3%
Argentina-5.2%
Republic of Argentina
   7.00%, 12/19/08(c)(f) .................              3,448          2,598,762
   10.00%, 9/19/08 FRN(c) ................         ARS 34,988         27,127,229
   11.75%, 4/07/09(c) ....................           $  2,600          1,989,000
   12.00%, 6/19/31(c) ....................              7,023          4,845,810
   12.25%, 6/19/18(c) ....................             47,488         33,716,156
                                                                    ------------
                                                                      70,276,957
                                                                    ------------


--------------------------------------------------------------------------------
10 o ACM GOVERNMENT INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

Brazil-0.8%
Republic of Brazil
   Discount Bonds FRN
     5.4375%, 4/15/14(c) ....................        $    850        $   622,625
     6.00%, 4/15/24(c) ......................             900            594,000
   Global Bonds
     8.00%, 4/15/24(c) ......................           2,586          1,913,611
     11.00%, 8/17/40(c) .....................          10,200          7,548,000
                                                                     -----------
                                                                      10,678,236
                                                                     -----------
Colombia-0.1%
Republic of Colombia
   Global Bonds
     8.375%, 2/15/27(c) .....................             780            536,250
     8.70%, 2/15/16(c) ......................           1,000            753,500
     10.50%, 6/13/06(c) .....................             310            319,300
                                                                     -----------
                                                                       1,609,050
                                                                     -----------
Ecuador-0.1%
Republic of Ecuador
   4.00%, 8/15/30(d)(f) .....................           3,050          1,308,825
                                                                     -----------

Egypt-0.0%
Arab Republic of Egypt
   8.75%, 7/11/11(d) ........................             550            549,346
                                                                     -----------

Mexico-3.4%
Mexican Bonos
   16.00%, 1/23/03(c) .......................      MXN 50,039          5,816,071
Mexican Bonos de Proteccion al
   Ahorro FRN
   8.910%, 1/29/04(c) .......................         300,000         32,697,846
United Mexican States
   8.125%, 12/30/19(c) ......................        $  7,630          7,210,350
   8.375%, 1/14/11(c) .......................             600            603,000
                                                                     -----------
                                                                      46,327,267
                                                                     -----------
Panama-0.1%
Republic of Panama
   10.75%, 5/15/20(c) .......................           1,750          1,839,775
                                                                     -----------

Peru-0.1%
Republic of Peru PDI
   4.50%, 3/07/17(c)(f) .....................             900            619,920
                                                                     -----------

Philippines-0.1%
Republic of Philippines
   9.875%, 1/15/19(c) .......................           1,400          1,211,000
   10.625%, 3/16/25(c) ......................             200            181,500
                                                                     -----------
                                                                       1,392,500
                                                                     -----------


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------

Russia-6.3%
Ministry of Finance
   3.00%, 5/14/03 .........................       $      1,150      $    948,750
   3.00%, 5/14/06 .........................             11,350         7,023,380
   3.00%, 5/14/08 .........................                600           306,000
Russian Federation
   5.00%, 3/31/30(d)(f) ...................            161,925        76,550,044
                                                                    ------------
                                                                      84,828,174
                                                                    ------------
Turkey-3.1%
Turkey Treasury Bills
   70.50%, 3/06/02(c)(g) ..................     TRL 85,023,540         4,450,327
   72.01%, 3/06/02(c)(g) ..................         85,000,000         4,449,095
   72.10%, 3/06/02(c)(g) ..................        173,570,000         9,085,052
   73.54%, 3/06/02(c)(g) ..................         80,000,000         4,187,383
Republic of Turkey
   11.875%, 1/15/30(c) ....................       $     23,220        19,388,700
                                                                    ------------
                                                                      41,560,557
                                                                    ------------
Ukraine-0.0%
   Republic of Ukraine
   11.00%, 3/15/07(c) .....................                582           449,304
                                                                    ------------

Total Sovereign Debt Securities
   (cost $252,731,356) ....................                          261,439,911
                                                                    ------------

Collateralized Brady Bonds(h)-0.1%
Bulgaria
Republic of Bulgaria
   Discount Bonds FRN
   Series A
   6.3125%, 7/28/24(c) ....................              2,000         1,567,600
                                                                    ------------

Total Sovereign Debt Obligations
   (cost $254,247,709) ....................                          263,007,511
                                                                    ------------

PREFERRED STOCK-3.8%
Abbey National PLC(i) .....................             10,000        15,491,300
Centaur Funding Corp., Series B(d) ........             21,310        22,636,654
Centaur Funding Corp., Series C(d) ........             75,000        13,175,325
                                                                    ------------

Total Preferred Stock
   (cost $58,506,514) .....................                           51,303,279
                                                                    ------------


--------------------------------------------------------------------------------
12 o ACM GOVERNMENT INCOME FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Principal
                                                      Amount
                                                       (000)       U.S. $ Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-0.6%
TIME DEPOSIT-0.6%
State Street Bank & Trust Co.
   3.25%, 7/02/01
   (cost $7,619,000) ............................    $ 7,619    $     7,619,000
                                                                ---------------

TOTAL INVESTMENTS-147.4%
   (cost $2,007,545,747) ........................                 1,993,844,454
Other assets less liabilities-(47.4%) ...........                  (640,774,264)
                                                                ---------------

Net Assets-100.0% ...............................               $ 1,353,070,190
                                                                ===============

(a) Securities, or portion thereof, have been segregated to collateralize the loan outstanding. Total value of segregated securities amounted to $911,907,011 at June 30, 2001.

(b) Securities, or portion thereof, with an aggregate market value of $132,632,766 have been segregated to collateralize reverse repurchase agreements.

(c) Securities, or portion thereof, have been segregated to collateralize open forward foreign currency contracts. Total value of segregated securities amounted to $376,090,091 at June 30, 2001.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, these securities amounted to $252,676,751 or 18.67% of net assets.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2001.

(g)   Annualized yield to maturity at purchase date.

(h) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(i)   Denominated in British Pounds.

      Glossary of Terms:

      FRN - Floating Rate Note
      PDI - Past Due Interest

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2001 (unaudited)

Assets
Investments in securities, at value (cost $2,007,545,747) ..    $1,993,844,454
Cash .......................................................               867
Foreign cash, at value (cost $6,971,643) ...................         7,002,422
Receivable for investment securities sold ..................        63,206,466
Interest receivable ........................................        27,160,461
Prepaid expenses ...........................................           323,056
                                                                --------------
Total assets ...............................................     2,091,537,726
                                                                --------------
Liabilities
Payable for investment securities purchased ................       300,998,810
Loan payable ...............................................       300,000,000
Reverse repurchase agreements ..............................       134,509,500
Advisory fee payable .......................................         1,198,418
Loan interest payable ......................................         1,111,531
Unrealized depreciation on forward exchange currency
  contracts ................................................           270,743
Administrative fee payable .................................           207,499
Interest payable on reverse repurchase agreements ..........            45,133
Accrued expenses ...........................................           125,902
                                                                --------------
Total liabilities ..........................................       738,467,536
                                                                --------------
Net Assets .................................................    $1,353,070,190
                                                                ==============
Composition of Net Assets
Capital stock, at par ......................................    $    1,646,789
Additional paid-in capital .................................     1,773,435,237
Undistributed net investment loss ..........................       (17,631,442)
Accumulated net realized loss on investments,
  swap contracts and foreign currency transactions .........      (408,397,562)
Net unrealized appreciation of investments and
  foreign currency transactions ............................         4,017,168
                                                                --------------
                                                                $1,353,070,190
                                                                ==============
Net Asset Value Per Share
   (based on 164,678,929 shares outstanding) ...............    $         8.22
                                                                ==============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ACM GOVERNMENT INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2001 (unaudited)

Investment Income
Interest .....................................    $79,136,642
Dividends (net of foreign taxes
   withheld of $63,031) ......................      1,164,520    $ 80,301,162
                                                  -----------
Expenses
Advisory fee .................................      5,802,469
Administrative ...............................      1,089,393
Printing .....................................        521,417
Registration .................................        345,899
Transfer agency ..............................        320,128
Custodian ....................................        209,409
Audit and legal ..............................         81,492
Directors' fees ..............................         32,262
Miscellaneous ................................        115,590
                                                  -----------
Total expenses before interest ...............      8,518,059
Interest expense .............................      9,472,862
                                                  -----------
Total expenses ...............................                     17,990,921
                                                                 ------------
Net investment income ........................                     62,310,241
                                                                 ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign
Currency Transactions
Net realized loss on investment
   transactions ..............................                    (35,795,633)
Net realized gain on options written .........                        451,172
Net realized loss on foreign currency
   transactions ..............................                     (2,854,961)
Net change in unrealized
   appreciation/depreciation of:
   Investments ...............................                     (2,074,190)
   Foreign currency transactions .............                      1,039,792
                                                                 ------------
Net loss on investments, options and
   foreign currency transactions .............                    (39,233,820)
                                                                 ------------
Net Increase in Net Assets
   from Operations ...........................                   $ 23,076,421
                                                                 ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Six Months
                                                      Ended             Year Ended
                                                  June 30, 2001        December 31,
                                                   (unaudited)             2000
                                                 ===============     ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income .......................    $    62,310,241     $    46,684,417
Net realized gain (loss) on investments,
   options and foreign currency
   transactions .............................        (38,199,422)         20,917,915
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   transactions .............................         (1,034,398)         21,637,103
                                                 ---------------     ---------------
Net increase in net assets from operations ..         23,076,421          89,239,435
Dividends and Distributions to
Shareholders from:
Net investment income .......................        (61,229,585)        (46,684,417)
Distributions in excess of net investment
   income ...................................                 -0-         (4,915,050)
Capital Stock Transactions
Net increase ................................                 -0-        903,815,269
Reinvestment of dividends resulting in
   issuance of Common Stock .................            681,641             351,782
                                                 ---------------     ---------------
Total increase (decrease) ...................        (37,471,523)        941,807,019
Net Assets
Beginning of period .........................      1,390,541,713         448,734,694
                                                 ---------------     ---------------
End of period ...............................    $ 1,353,070,190     $ 1,390,541,713
                                                 ===============     ===============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ACM GOVERNMENT INCOME FUND

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 2001 (unaudited)

Increase (Decrease) in Cash from
Operating Activities:
Interest and dividends received ......     $    66,520,876
Interest expense paid ................          (9,916,885)
Operating expenses paid ..............          (8,919,807)
                                           ---------------
Net increase in cash from operating
   activities ........................                         $     47,684,184
Investing Activities:
Purchases of long-term investments ...      (8,483,407,900)
Proceeds from disposition of long-term
   investments .......................       8,386,757,749
Sales of short-term investments--net .          31,626,790
                                           ---------------
Net decrease in cash from investing
   activities ........................                              (65,023,361)
Financing Activities*:
Cash dividends paid ..................         (65,838,413)
Proceeds from reverse repurchase
   agreements ........................          90,088,198
                                           ---------------
Net increase in cash from financing
   activities ........................                               24,249,785
                                                               ----------------
Net increase in cash .................                                6,910,608
Cash at beginning of period ..........                                   92,681
                                                               ----------------
Cash at end of period ................                         $      7,003,289
                                                               ================

--------------------------------------------------------------------------------
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from
Operating Activities:
Net increase in net assets from
   operations ........................                         $     23,076,421
Adjustments:
Decrease in interest receivable ......     $     4,922,926
Accretion of bond discount ...........         (22,979,432)
Amortization of bond premium .........           4,276,220
Decrease in accrued expenses .........            (845,771)
Net loss on investments ..............          39,233,820
                                           ---------------
Total adjustments ....................                               24,607,763
                                                               ----------------
Net Increase in Cash from Operating
   Activities ...........................                      $     47,684,184
                                                               ================

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (unaudited)

NOTE A

Significant Accounting Policies

ACM Government Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there is no sale on that day, such securities are valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.


--------------------------------------------------------------------------------
18 o ACM GOVERNMENT INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency transactions.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

6. Change in Accounting Principle

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change will have no impact on the net assets of the Fund. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $17,980,546 reduction in cost of investments and a corresponding $17,980,546 increase in net unrealized appreciation (depreciation), based on investments owned by the Fund on January 1, 2001.

The effect of this change for the period ended June 30, 2001, was to decrease net investment income by $4,276,220, increase net unrealized appreciation (depreciation) by $3,068,041, and increase net realized gains (losses) by $1,208,179. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), (formerly, Alliance Fund Services, Inc.) an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. For the six months ended June 30, 2001, the Fund did not reimburse AGIS.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Brinson Advisors, Inc. (formerly Mitchell Hutchins Asset Management Inc.), a monthly fee equal to the annualized rate of .18 of 1% of the Fund's average weekly net assets up to $100 million, .16 of 1% of the Fund's next $200 million of average weekly net assets, and .15 of 1% of the Fund's average weekly net assets in excess of $300 million. Brinson Advisors, Inc. is an indirect wholly-owned asset management subsidiary of UBS AG. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,354,419,565 and $1,209,767,375, respectively, for the six months ended June 30, 2001. There were purchases of $7,158,743,989 and sales of $7,233,682,401 of U.S. government and government agency obligations for the six months ended June 30, 2001.

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $32,744,630, and gross unrealized depreciation was $49,513,964, resulting in net unrealized depreciation of $16,769,334 (excluding foreign currency transactions).

At December 31, 2000, the Fund had a capital loss carryforward of $307,277,094 of which $22,208,518 expires in the year 2001, $40,404,628 expires in the year 2002, $2,680,733 expires in the year 2003, $79,155 expires in the year 2004, $34,157,206 expires in the year 2005, $131,355,099 expires in the year 2006,
$67,513,083 expires in the year 2007 and $8,878,672 expires in the year 2008.


--------------------------------------------------------------------------------
20 o ACM GOVERNMENT INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with ACM Government Securities Fund and ACM Government Spectrum Fund, may apply.

Capital and foreign currency losses incurred after October 31 ("post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of $1,277,197 and net capital losses of $1,133,585 during fiscal year 2000. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting purposes as a component of net unrealized appreciation (depreciation) of investments and foreign currency transactions.

The Fund's custodian places and maintains liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 2001, the Fund had outstanding forward exchange currency contracts as follows:

                                                   U.S. $
                               Contract          Value on            U.S. $
                                 Amount       Origination           Current      Unrealized
                                  (000)              Date             Value    Depreciation
                               ------------------------------------------------------------
Forward Exchange
   Currency Buy
   Contract
Euro Dollars,
   settling 7/31/01 .....        48,500       $41,394,750       $41,076,913       $(317,837)


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                                                   U.S. $
                               Contract          Value on            U.S. $      Unrealized
                                 Amount       Origination           Current    Appreciation
                                  (000)              Date             Value  (Depreciation)
                               ------------------------------------------------------------
Forward Exchange
   Currency Sale
   Contracts
British Pounds,
   settling 7/16/01 .....        34,137       $48,440,263       $48,045,483       $ 394,780
Canadian Dollars,
   settling 7/03/01 .....        10,627         6,920,296         7,001,914         (81,618)
Mexican Pesos,
   settling 7/05/01 .....       208,762        22,769,496        23,035,564        (266,068)
                                                                                  ---------
                                                                                  $(270,743)
                                                                                  =========

2. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.


--------------------------------------------------------------------------------
22 o ACM GOVERNMENT INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

For the six months ended June 30, 2001, the Fund had the following written option transactions:

                                                          Number of
                                                          Contracts      Premiums
                                                          =========    ===========
Options outstanding at December 31, 2000 .............          0      $         0
Options written ......................................      1,050        1,041,797
Options terminated in closing purchase transactions ..     (1,050)      (1,041,797)
                                                           ------      -----------
Options outstanding at June 30, 2001 .................          0      $         0
                                                           ======      ===========

3. Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments and swap contracts.

At June 30, 2001, the Fund did not have any swap agreements outstanding.

NOTE D

Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 164,678,929 shares were outstanding at June 30, 2001. During the six months ended June 30, 2001 and the year ended December 31, 2000, the Fund issued 81,244 and 47,092 shares, respectively, in connection with the Fund's dividend reinvestment plan. The shares issued in connection with the acquisition of ACM Government Securities Fund and ACM Government Spectrum Fund at the close of business on December 19, 2000 were 105,852,934.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 102% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral.

For the six months ended June 30, 2001, the Fund had no security lending agreements outstanding.

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of June 30, 2001, the Fund had entered into the following reverse repurchase agreements:

Amount                    Broker               Interest Rate        Maturity
===========  ================================  =============      ============
$48,318,750  Credit Suisse First Boston, Inc.      3.970%         July 2, 2001
$86,190,750     Greenwich Capital Markets          3.600%         July 5, 2001

For the six months ended June 30, 2001 the maximum amount of reverse repurchase agreements outstanding was $134,509,500, the average amount outstanding was approximately $56,677,348 and the daily weighted average annualized interest rate was 4.48%.


--------------------------------------------------------------------------------
24 o ACM GOVERNMENT INCOME FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE G

Bank Borrowing

On August 11, 1999, the Fund entered into a five-year, $90,000,000 credit facility for a commercial paper asset securitization program with Societe Generale ("SG") as Administrative Agent, and Barton Capital Corporation ("Barton") as lender. On December 19, 2000 the credit facility was increased to $300,000,000. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor's Ratings Services and P-1 by Moody's Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund's portfolio securities as collateral. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper. The weighted average annualized interest rate for the six months ended June 30, 2001 was 5.54% and the average borrowing was $300,000,000. At June 30, 2001, the interest rate in effect was 3.93% and the amount of borrowings outstanding was $300,000,000.

NOTE H

Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States Government.

NOTE I

Acquisition of ACM Government Securities Fund and ACM Government Spectrum Fund

Effective as of the close of business on December 19, 2000, the Fund acquired all of the net assets of ACM Government Securities Fund and ACM Government Spectrum Fund pursuant to the plan of reorganization and acquisition. The acquisition was accomplished by a tax-free exchange of 105,852,934 shares of the Fund for 78,226,348 and 35,235,527 shares of ACM Government Securities Fund and ACM Government Spectrum Fund, respectively, on December 20, 2000. The aggregate net assets of the Fund, ACM Government Securities Fund and ACM Government Spectrum Fund before the acquisition were $494,005,466, $652,545,090 and $237,788,207, respectively. Immediately after the acquistion the combined net assets of the Fund amounted to $1,384,338,763.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 25

--------------------
FINANCIAL STATEMENTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                            Six Months
                                                 Ended
                                              June 30,                           Year Ended December 31,
                                               2001(a)       -------------------------------------------------------------
                                           (unaudited)             2000        1999         1998         1997        1996
                                           -------------------------------------------------------------------------------
Net asset value,
   beginning of period .................    $     8.45       $     7.64    $   8.80     $  10.51     $  10.29    $   9.77
                                           -------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) ...............           .38              .70         .79          .88          .94         .94
Net realized and unrealized
   gain (loss) on investments,
   swap contracts, options
   written and foreign currency
   transactions ........................          (.24)             .91       (1.11)       (1.71)         .54         .55
                                           -------------------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations .........           .14             1.61        (.32)        (.83)        1.48        1.49
                                           -------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...................          (.37)            (.70)       (.79)        (.88)        (.92)       (.94)
Distributions in excess of
   net investment income ...............            -0-            (.10)       (.05)          -0-          -0-       (.03)
Distributions from net realized
   gains ...............................            -0-              -0-         -0-          -0-        (.34)         -0-
                                           -------------------------------------------------------------------------------
Total dividends and distributions ......          (.37)            (.80)       (.84)        (.88)       (1.26)       (.97)
                                           -------------------------------------------------------------------------------
Net asset value, end of period .........    $     8.22       $     8.45    $   7.64     $   8.80     $  10.51    $  10.29
                                           ===============================================================================
Market value, end of period ............    $     8.72       $     7.50    $   6.50     $  9.125     $  11.00    $  10.25
                                           ===============================================================================
Total Investment Return
Total investment return based on:(c)
   Market value ........................         21.62%(d)        28.97%     (20.84)%      (9.25)%      20.73%      24.15%
   Net asset value .....................          1.76%           23.58%      (3.53)%      (8.38)%      15.08%      16.40%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .....................    $1,353,070       $1,390,542    $448,735     $512,296     $605,664    $590,173
Ratio of expenses to average
   net assets ..........................          2.61%(d)         2.54%       2.37%        2.09%        2.03%       2.17%
Ratio of expenses to average
   net assets excluding
   interest expense(e) .................          1.24%(d)         1.19%       1.19%        1.12%        1.11%       1.18%
Ratio of net investment income
   to average net assets ...............          9.04%(d)         9.40%       9.80%        9.04%        9.02%       9.78%
Portfolio turnover rate ................           425%             538%        368%         409%         304%        349%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ACM GOVERNMENT INCOME FUND

                                                            --------------------
                                                            FINANCIAL STATEMENTS
                                                            --------------------

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 9.65% to 9.04%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(d)   Annualized.

(e)   Net of interest expense of 1.37%, 1.35%, 1.18%, .97%, .92%, and .99%, respectively, on borrowings (see Notes E, F and G).


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 27

----------------------
ADDITIONAL INFORMATION
----------------------

ADDITIONAL INFORMATION

Supplemental Proxy Information

The Annual Meeting of Shareholders of the ACM Government Income Fund was held on Thursday, March 8, 2001. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                                         Voted
                                                                                      Abstain/
                                                                         Voted       Authority
                                                                           For        Withheld
==============================================================================================
1. To elect directors:  Class One
                        Directors
                        (terms expire in
                        2004)

                        John H. Dobkin                             144,803,011       2,165,668
                        Clifford L. Michel                         145,273,834       1,694,845
                        Donald J. Robinson                         145,252,960       1,715,719

                                                                                         Voted
                                                                                      Abstain/
                                                       Voted             Voted       Authority
                                                         For           Against        Withheld
==============================================================================================
2. To ratify the selection of Ernst &
   Young LLP as the Fund's independent
   auditors for the fiscal year ending
   December 31, 2001:                            144,973,170           493,680       1,501,829


--------------------------------------------------------------------------------
28 o ACM GOVERNMENT INCOME FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

asset-backed securities (ABS)

Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit and often enhanced by a bank letter of credit or by insurance coverage provided by an institution other than the issuer.

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

commercial mortgage-backed securities (CMBS)

Similar to mortgage-backed securities in that they are securities or certificates backed by mortgages, except that investors receive payments out of the interest and principal of commercially-owned real estate, rather than residential real estate.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

mortgage-backed securities (MBS)

Securities or certificates backed by mortgages. Typically issued by institutions such as the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Investors receive payments out of the interest and principal of the underlying mortgages.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


--------------------------------------------------------------------------------
30 o ACM GOVERNMENT INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Christian G. Wilson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Brinson Advisors, Inc.
51 West 52nd Street
New York, NY 10019

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
32 o ACM GOVERNMENT INCOME FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 33

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL
INFORMATION

ACM Government Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 432-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "ACMIn." The Fund's NYSE trading symbol is "ACG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
34 o ACM GOVERNMENT INCOME FUND

NOTES


--------------------------------------------------------------------------------
                                                 ACM GOVERNMENT INCOME FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ACM GOVERNMENT INCOME FUND

ACM Government Income Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INCSR601